Exhibit 10.1  Stock Exchange Agreement

STOCK EXCHANGE AGREEMENT

BETWEEN

VIROPRO INC.

AND

CENTRAL NETWORK COMMUNICATIONS INC.

DATED JANUARY 21, 2004

                           STOCK EXCHANGE AGREEMENT

     STOCK  EXCHANGE  AGREEMENT,  dated as of January 21, 2004, between Viropro

Inc., a Nevada corporation (the "Purchaser") and Central Network Communications

Inc., a Delaware corporation (the "Seller").

                             W I T N E S S E T H:

     WHEREAS, the Seller is the sole owner of all the outstanding shares of CNC

Holdings Inc., a Canadian corporation (the "Company")

     WHEREAS, the Seller wishes to  sell, and the Purchaser wishes to purchase,

all of the Company's outstanding shares for 20,000,000 shares (the "Shares") of the Seller's common stock, par value $0.001 per share (the "Common Stock"); and

     WHEREAS, the Purchaser and the Seller wish to exchange/purchase the shares of the Company for the Shares of Common  Stock  on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the premises  and the mutual covenants contained in this Agreement, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.1Defined Terms.  As used in this Agreement,  the following terms shall have the meanings set forth below:

     "Affiliate"  or  "affiliate" shall mean, with respect to any  Person,  any other Person that, directly  or  indirectly,  controls,  is controlled by or is

under  common  control  with  such  Person.   As  used  in  this definition  of

"Affiliate,"   the  term  "control"  and  any  derivatives  thereof  mean   the

possession, directly  or  indirectly,  of  the  power  to  direct  or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

     "Agreement"  shall  mean  this  Stock  Purchase  Agreement, including  the

Schedules and Exhibits hereto, as it may be from time to time amended.

     "Basis"  shall  mean  any  past or present fact, situation,  circumstance,

status,  condition,  activity, practice,  plan,  occurrence,  event,  incident,

action, failure to act  or  transaction  that forms or could form the basis for any specified consequence.

     "Business Day" shall mean any day, other  than a Saturday, Sunday or legal holiday under the federal laws of the United States  or  Canada  or the laws of the State of New York or the City of Montreal.

     "Closing" shall have the meaning given to such term in Section 2.2 hereof.

     "Closing  Date"  shall have the meaning given to such term in Section  2.2 hereof.

     "Code" shall mean the Internal Revenue Code of 1986, as amended.

     "Common Stock" shall have the meaning given to such term in the recitals.

     "Company" shall have  the  meaning given to such term in the preamble, and shall  include, as the context requires,  any  Subsidiary  of  the  Company  in existence  at  the  time  to  which  the applicable representation, warranty or covenant hereof relates.

     "Company Contracts" shall have the  meaning  given to such term in Section

3.15.

     "Company Licenses" shall have the meaning given  to  such  term in Section

3.22.

     "Employee  Plan"  shall  have  the  meaning given to such term in  Section

3.16(a).

     "Environmental Laws" shall mean all laws,  rules,  regulations,  statutes,

ordinances,  decrees  or orders of any Governmental Entity relating to (a)  the control of any potential pollutant or protection of the air, water or land; (b)

solid,  gaseous  or liquid  waste  generation,  handling,  treatment,  storage,

disposal or transportation;  and  (c)  exposure  to  hazardous,  toxic or other substances  alleged  to be harmful, and includes without limitation  final  and binding requirements related  to  the  foregoing  imposed  by (i) the terms and conditions  of  any  license,  permit, approval or other authorization  by  any

Governmental  Entity, and (ii) applicable  judicial,  administrative  or  other regulatory decrees,  judgments and orders of any Governmental Entity.  The term

"Environmental Laws" shall  include,  but  not  be  limited  to,  the following statutes and the regulations promulgated thereunder, as currently in  effect or as subsequently amended:  the Clean Air Act, 42 U.S.C. {section} 7401 et  seq.,

the   Clean  Water  Act,  33  U.S.C.  {section}  1251  et  seq.,  the  Resource

Conservation  and Recovery Act, 42 U.S.C. {section} 6901 et seq., the Superfund

Amendments and  Reauthorization  Act,  42  U.S.C.  {section} 11011 et seq., the

Toxic  Substances  Control Act, 15 U.S.C. {section} 2601  et  seq.,  the  Water

Pollution Control Act,  33  U.S.C.  {section}  1251, et seq., the Safe Drinking

Water  Act, 42 U.S.C. {section} 300f et seq., the  Comprehensive  Environmental

Response,  Compensation,  and  Liability Act, 42 U.S.C. {section} 9601 et seq.,

and any similar state, federal or local statute or ordinance.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

     "ERISA Affiliate" shall mean  any  entity  that  would be deemed a "single employer" with the Company under Section 414(b), (c), (m) or (o) of the Code or

Section 4001 of ERISA.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended,

and the rules and regulations thereunder.

     "Financial  Statements"  shall  have the meaning given  to  such  term  in

Section 3.7.

       "Governmental  Entity"  shall  mean   any  domestic  or  foreign  court,

administrative  agency  or  commission  or  other  governmental   authority  or

instrumentality.

     "Hazardous Substances" shall mean any (a) toxic or hazardous materials  or

substances;   (b)   solid  wastes,  including  asbestos,  buried  contaminants,

chemicals, flammable  or  explosive  materials;  (c) radioactive materials; (d)

petroleum  wastes and spills or releases of petroleum  products;  and  (e)  any other chemical, pollutant, contaminant, substance or waste that is regulated by any Governmental Entity under any Environmental Law.

     "Indemnifiable  Expenses"  shall  have  the  meaning given to such term in

Section 5.1.

     "Indemnified Party" shall have the meaning given  to  such term in Section

5.4.

     "Indemnifying Party" shall have the meaning given to such  term in Section

5.4.

     "Intellectual Property" shall mean (a) all inventions (whether  patentable or  unpatentable  and  whether  or  not  reduced to practice), all improvements thereto, and all patents, patent applications  and patent disclosures, together

with   all   reissuances,   continuations,  continuations-in-part,   revisions,

extensions and reexaminations thereof; (b) all trademarks, service marks, trade dress,  logos, trade names and  corporate  names,  and  Internet  domain  names together  with  all  translations,  adaptations,  derivations  and combinations thereof and including all goodwill associated therewith, and all  applications,

registrations  and  renewals  in  connection  therewith;  (c) all copyrightable works,  all  copyrights, and all applications, registrations  and  renewals  in connection therewith;  (d)  all  mask works and all applications, registrations and renewals in connection therewith;  (e)  all  trade secrets and confidential business  information  (including  ideas, research and  development,  know-how,

formulas, compositions, manufacturing  and production processes and techniques,

technical data, designs, drawings, specifications, customer and supplier lists,

pricing and cost information, and business  and marketing plans and proposals);

(f) all computer software (including data and  related  documentation); (g) all other proprietary rights; and (h) all copies and tangible  embodiments  thereof

(in whatever form or medium).

     "IRS" shall mean the Internal Revenue Service.

     "Knowledge"  means, with respect to the existence or non-existence of  any fact or situation described  herein,  that the appropriate corporate officer of the  company  who,  because of his management  and  supervisory  positions,  is informed of the business  and  affairs  of the company, has actual knowledge or has made reasonable inquiry in determining  the  existence  or non-existence of such fact or situation as of the date the applicable representation or warranty is made or deemed made.

     "Liability"  shall  mean any liability (whether known or unknown,  whether asserted or unasserted, whether  absolute  or  contingent,  whether  accrued or unaccrued,  whether  liquidated  or  unliquidated, and whether due or to become due), including any liability for Taxes.

     "Material Adverse Change" shall mean  an  occurrence, event or development which has had or is reasonably likely to have a  Material Adverse Effect on the entity at issue.

     "Material  Adverse Effect" shall mean a material  adverse  effect  on  the business, results  of  operations,  financial condition, assets or prospects of the entity at issue.  In determining  whether any individual event would result in a Material Adverse Effect, notwithstanding  that  such  event  does  not  of itself  have  such  effect,  a  Material Adverse Effect shall be deemed to have occurred if the cumulative effect  of  such  event  and all other then existing events would result in a Material Adverse Effect.

     "Multiemployer Plan" shall have the meaning set  forth in Section 3(37) of

ERISA or Section 4001(a)(3) of ERISA.

     Ordinary Course of Business" shall mean the ordinary  course  of  business consistent  with  past  custom and practice (including with respect to quantity and frequency).

     "Person" shall mean an individual, corporation, limited liability company,

partnership,  joint  venture,   trust  or  unincorporated  organization,  or  a

government or any agency or political subdivision thereof.

      "Purchase Price" shall have  the  meaning  given  to such term in Section

2.1.

     "Purchaser" shall have the meaning given to such term in the preamble.

      "SEC" shall mean the United States Securities and Exchange Commission, or

any other federal agency at the time administering the Securities Act.

     "Securities Act" shall mean the Securities Act of 1933,  as  amended,  and the rules and regulations thereunder.

     "Security  Interest"  shall  mean any mortgage, pledge, lien, encumbrance,

charge, restriction (including without  limitation restrictions on transfer) or other security interest, other than (a) mechanic's,  materialmen's  and similar liens;  (b)  liens  for  Taxes  not  yet due and payable or for Taxes that  the taxpayer is contesting in good faith through  appropriate  proceedings  and for which adequate reserves exist on such Person's books; (c) purchase money  liens and  liens  securing  rental payments under capital lease arrangements; and (d)

other liens arising in  the  Ordinary  Course  of  Business and not incurred in connection with the borrowing of money.

     "Seller" shall have the meaning given to such term in the preamble.

      "Shares" shall have the meaning given to such term in the recitals.

     "Subsidiary" of any Person shall mean any corporation,  partnership, joint venture, limited liability company, trust, estate or other Person  of which (or in  which)  more  than  fifty  percent  (50%) of (a) the issued and outstanding capital stock or other equity interests having ordinary voting power to elect a majority of the board of directors of such  corporation  or  Persons performing similar  functions  of any other Person (irrespective of whether  at  the  time capital stock or other  equity  interests of any other class or classes of such corporation  or  other  Person shall  or  might  have  voting  power  upon  the occurrence of any contingency);  (b)  the interest in the capital or profits of such partnership, joint venture or limited  liability  company or other Person;

or (c) the beneficial interest in such trust or estate is  at the time directly or  indirectly owned or controlled by such Person, by such Person  and  one  or more  of  its  other  Subsidiaries  or  by  one  or more of such Person's other

Subsidiaries.

     "Tax" or "Taxes" shall mean any federal, state,  local, or foreign income,

gross  receipts,  license,  payroll,  employment,  excise,  severance,   stamp,

occupation,  premium,  windfall  profits,  environmental (including taxes under

Section 59A of the Code), customs duties, capital  stock,  franchise,  profits,

withholding,  social  security  (or  similar),  unemployment,  disability, real property, personal property, sales, use, transfer, registration,  value  added,

alternative  or add-on minimum, estimated, or other tax of any kind whatsoever,

including any  interest,  penalty or addition thereto, whether disputed or not,

and any Tax liability arising as a result of being a successor or transferee.

     "Tax Return" shall mean  any return, declaration, report, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     Section 1.2Use of Defined  Terms.   Any  defined  term  used in the plural

shall refer to all members of the relevant class, and any defined  term used in the  singular  shall  refer  to  any one or more of the members of the relevant class.  The use of any gender shall be applicable to all genders.

     Section 1.3Miscellaneous Terms.   The  terms "herein," "hereof," "hereto,"

"hereunder" and other terms similar to such terms shall refer to this Agreement as  a  whole  and not solely to the specific Article,  Section,  subsection  or

clause  where  such   terms  may  appear.   The  term  "including"  shall  mean

"including, but not limited to."

                                  ARTICLE II

                     AUTHORIZATION AND SALE OF THE SHARES

    Section 2.1 Issuance  and  Sale  of  the  Shares.  Subject to the terms and conditions of this Agreement, the Seller agrees to sell to the Purchaser at the

Closing, and the Purchaser hereby agrees to purchase  from  the  Seller, all of the  Company's  outstanding  shares  in  exchange  for  20,000,000 Shares  (the

"Purchase Price").

    Section 2.2 Closing; Delivery of the Shares.  The closing  of  the purchase and sale of the Shares (the "Closing") shall take place at the offices  of  the

Purchaser  listed  below,  or at some other location as mutually agreed upon by the parties, on the date the  registration  statement  covering  the  Shares is declared  effective by the Securities and Exchange Commission and a certificate of Amendment  is filed in Nevada increasing the Purchaser's authorized share to

50,000,000 shares  of  common  stock.   The date on which the Closing occurs is

referred to herein as the "Closing Date."   As  payment in full for the Shares,

and  against  delivery  of the stock certificates, the  Purchaser  shall  issue irrevocable instructions to its transfer agent to transfer the Shares, on a pro rata basis, to the Seller's stockholders.

    Section 2.3 Seller's  Closing Deliveries.  At the Closing, the Seller shall deliver  to the Purchaser the  following,  all  in  form  satisfactory  to  the

Purchaser's counsel:

     (a)   a  certificate  of  the  secretary  of the Seller, dated the Closing

Date, attaching the Certificate of Incorporation and Bylaws of the Company, and

the resolutions of the board of directors of the Company in connection with the authorization and approval of the execution, delivery  and  performance  by the

Seller of this Agreement, certified as being in full force and effect as of the

Closing Date;

     (b)   a  certificate,  dated  as  of  the Closing Date or within three (3)

Business Days prior to the Closing Date, executed by Industry Canada, as to the

Company's good standing in Canada;

     (c)   the written opinion of Leonard Tannenbaum,  Esq.,  counsel  for  the

Company  and  the  Seller,  dated  the  Closing Date, in substantially the form attached to this Agreement as Exhibit A; and

    Section 2.4 Purchaser's Closing Deliveries.   At the Closing, the Purchaser

shall deliver to the Seller, in form satisfactory to  the Seller's counsel, the resignations  of  all  its current officers; the appointment  of  the  Seller's designee to the Purchaser's  board  of  directors;  and  the resignation of all directors  of  the Purchaser, other than the newly appointed  designee  of  the

Seller.

    Section 2.5 Termination.This Agreement, and each party's obligations to the other hereunder,  may be terminated by the mutual written consent of the Boards of Directors of either  party  at  any time prior to the Closing, and by either party if (i) its Board of Directors  receives  a  written  proposal to effect a merger,  sale  of  substantial  assets  or  similar transaction and  the  Board determines that such transaction is more favorable to the its stockholders than the existing transaction, (ii) the exchange/purchase  is enjoined or prohibited by a court or governmental entity or (iii)  the Closing  has not occurred on or before September 21, 2004, through no fault of the terminating party.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE SELLER

     The Seller hereby represents and warrants to the Purchaser that:

    Section 3.1 Organization.   The  Company is a corporation  duly  organized,

validly existing and in good standing  under  the  laws  of Canada and has full corporate  power  and  authority  to conduct its business as it  is  now  being conducted and to own, operate or lease  the  properties and assets it currently owns, operates or holds under lease.  The Company is duly qualified or licensed to  do  business  and  is  in good standing as a foreign  corporation  in  each jurisdiction  where  the character  of  its  business  or  the  nature  of  its properties makes such  qualification  or licensing necessary.  The minute books

(containing the records of meetings of the shareholders, the Board of Directors and any committees of the Board of Directors) and the stock record books of the

Company are correct and complete.  There were no predecessors to the Company.

    Section 3.2 Subsidiaries.  Except as  listed  on  Schedule 3.2, the Company has  no  Subsidiaries  and does not own of record or beneficially  any  capital stock of, or equity interest  or investment in, any Person, nor has the Company made any commitment to, or subscribed for, the purchase of any such interest or investment.

    Section 3.3 Capitalization.  Schedule 3.3 sets forth the authorized, issued

and outstanding capital stock of  the  Company.   There are no shares of Common

Stock held as treasury shares.  The designations, powers,  preferences, rights,

qualifications,  limitations  and  restrictions  in respect of each  class  and series of authorized capital stock of the Company  are  as  set  forth  in  the

Company's  Certificate  of  Incorporation,  and  all such designations, powers,

preferences, rights, qualifications, limitations and  restrictions  are  valid,

binding  and  enforceable  and  in  accordance  with  all applicable laws.  All outstanding shares of capital stock of the Company have  been  duly  authorized and  validly  issued  and  are  fully  paid  and  non-assessable.  There are no

outstanding   options,   warrants,  convertible  securities,   calls,   rights,

commitments, preemptive rights  or agreements, instruments or understandings of any character to which the Company is a party or by which the Company is bound,

obligating the Company to issue,  deliver  or  sell,  or  cause  to  be issued,

delivered or sold, contingently or otherwise, additional shares of its  capital stock  or  any  securities  or obligations convertible into or exchangeable for such  shares or to grant, extend  or  enter  into  any  such  option,  warrant,

convertible  security,  call, right, commitment, preemptive right or agreement.

There are no outstanding  obligations,  contingent  or other, of the Company to purchase, redeem or otherwise acquire any shares of its  capital  stock.  There are  no  voting  trust agreements or other contracts, agreements, arrangements,

commitments, plans  or  understandings  restricting  or  otherwise  relating to voting,  dividend  or  other  rights  with respect to the capital stock of  the

Company.

    Section 3.4 Authorization.  The Seller  has  all  requisite corporate power and authority to enter into this Agreement, to carry out  its obligations under

this  Agreement  and to consummate the transactions contemplated  hereby.   The

execution and delivery  of this Agreement, the consummation of the transactions contemplated  hereby,  the  performance  by  the  Company  of  its  obligations hereunder, and the authorization, issuance and delivery of the Shares have been duly authorized by all necessary  corporate  action on the part of the Company.

This  Agreement  has  been  duly  executed and delivered  by  the  Company  and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with  its terms (except as the enforceability thereof may be limited by any applicable  bankruptcy,  insolvency or other laws affecting  creditors'  rights  generally  or by general principles  of  equity,

regardless of whether such enforceability is considered in equity or at law).

    Section 3.5 No Violation.  The execution  and delivery of this Agreement by the Seller does not, and the consummation by the  Seller  of  the  transactions contemplated hereby and compliance with the terms hereof will not, (a) conflict with,  or  result in any violation of or default or loss of any benefit  under,

any provision of the Certificate of Incorporation or Bylaws of the Company; (b)

conflict with,  or result in any violation of or default or loss of any benefit under, any permit,  concession,  grant,  franchise, law, rule or regulation, or any judgment, decree or order of any court  or  other  Governmental  Entity  to which  the  Company  is a party or to which any of its property is subject; (c)

conflict with, or result  in a breach or violation of or default or loss of any benefit under, or accelerate  the  performance  required  by,  the terms of any agreement, contract, indenture or other instrument to which the  Company  is  a party  or  to  which any of its property is subject, or constitute a default or loss of any right  thereunder  or  an  event  which,  with the lapse of time or notice or both, might result in a default or loss of any  right  thereunder  or the  creation  of any Security Interest upon any of the assets or properties of

the  Company;  or   (d)  result  in  any  suspension,  revocation,  impairment,

forfeiture or nonrenewal of any Company License.

    Section 3.6 Approvals.   The  execution  and delivery of this Agreement and

the consummation of the transactions contemplated hereby by the Seller will not require  the  consent,  approval, order or authorization  of  any  Governmental

Entity or any other Person  under  any  statute, law, rule, regulation, permit,

license, agreement, indenture or other instrument  to  which  the  Company is a party or to which any of its properties are subject, and no declaration, filing or  registration  with  any  Governmental Entity is required by the Company  in connection with the execution  and delivery of this Agreement, the consummation of the transactions contemplated  hereby,  or the performance by the Company of its obligations hereunder.

    Section 3.7 Financial  Statements.   The  Seller   has   delivered  to  the

Purchasers'  representative  true, correct and complete copies of  the  audited balance sheets of the Company  as  of its last two fiscal years and the related statements of income and retained earnings and of cash flows for the years then ended  as  well  as  for  the  three and nine  months  ended  August  31,  2003

("Financial Statements"), true,  correct  and  complete  copies  of  which  are attached  hereto  as  Schedule 3.7.  The Financial Statements are in accordance with the books and records  of the Company and have been prepared in accordance with generally accepted accounting  principles  consistently  applied,  and the balance  sheets included therein present fairly the financial condition of  the

Company  as   of   their   respective  dates.   All  material  liabilities  and

obligations, whether absolute, accrued, contingent or otherwise, whether direct or indirect, and whether due  or  to  become due, which existed at the dates of such Financial Statements have been disclosed  in the appropriate balance sheet included  in  the  Financial  Statements to the extent  such  liabilities  were required, under generally accepted  accounting  principles, to be so disclosed.

The  statements  of  income  and retained earnings included  in  the  Financial

Statements present fairly the  results  of  operations  of  the Company for the periods indicated.

    Section 3.8 No  Undisclosed Liabilities.  The Liabilities  on  the  balance

sheets  included  in  the   Financial  Statements  consist  solely  of  accrued

obligations and Liabilities incurred  by  the Company in the Ordinary Course of

Business.  There are no Liabilities of the  Company of any kind whatsoever, and no existing condition, situation or set of circumstances  that could reasonably result in such a Liability, other than Liabilities disclosed  in  the Financial

Statements and which, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.  There are no asserted  claims  for indemnification by any Person against the Company under any law or agreement or

pursuant   to   its   Certificate   of   Incorporation,   Bylaws  or  analogous

organizational  documents  and  the Company has no Knowledge of  any  facts  or circumstances that might reasonably  give rise to the assertion of such a claim against the Company thereunder.

    Section 3.9 Events Subsequent to Financial Statements Date.  Since the date of the Financial Statements, no Material  Adverse Change has occurred.  Without limiting the generality of the foregoing, since  such  date the Company has not

(a) sold, leased, transferred or assigned any of its assets  other  than in the

Ordinary Course of Business; (b) entered into any agreement, contract, lease or license  involving  more  than $5,000; (c) discharged or satisfied any lien  or encumbrance or incurred or  paid any obligation or liability (absolute, accrued or contingent) other than current  liabilities  shown  on  the  balance  sheets included  in  the  Financial Statements; (d) imposed any Security Interest upon any of its assets, tangible  or  intangible;  (e)  made any capital expenditure involving more than $5,000; (f) made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other Person involving more than  $5,000;  (g) borrowed any amount or incurred or  become  subject  to  any liability, except  current  liabilities  incurred  in  the  Ordinary  Course of

Business;  (h)  canceled,  compromised,  waived  or released any right or claim involving more than $5,000; (i) granted any license or sublicense of any rights under or with respect to any Intellectual Property  owned  or  licensed  by the

Company;  (j) made or authorized any change in its Certificate of Incorporation or Bylaws;  (k) issued, sold or otherwise disposed of any of its capital stock,

or granted any  options,  warrants  or  other  rights  to  purchase  or  obtain

(including upon conversion, exchange or exercise) any of its capital stock; (l)

declared,  set aside or paid any dividend or made any distribution with respect to its capital  stock  (whether  in  cash or in kind) or redeemed, purchased or otherwise  acquired  any of its capital  stock;  (m)  experienced  any  damage,

destruction or loss (whether  or not covered by insurance) to its property; (n)

made any loan to, or entered into  any  other  transaction  with,  any  of  its directors,  officers and employees outside the Ordinary Course of Business; (o)

(i) granted any  severance or termination pay to any of its directors, officers

or  employees,  (ii)   entered  into  any  employment,  deferred  compensation,

collective bargaining or  other similar agreement (or any amendment to any such existing agreement) or arrangement  with  any  of  its  directors,  officers or employees, (iii) increased any benefits payable under any existing severance or termination  pay  policies  or  employment  agreements,  or (iv) increased  the compensation, bonus or other benefits payable to any of its directors, officers or employees; (p) accelerated, terminated, modified or canceled  any agreement,

contract, lease or license, or had any third party do so, involving  more  than

$5,000;  (q)  made  any  material  change  in  the  manner  of  its business or operations;  (r)  made  any  material  change  in  any method of accounting  or accounting practice; (s) entered into any transaction  except  in  the Ordinary

Course of Business or as otherwise contemplated hereby; or (t) entered into any commitment  (contingent  or  otherwise) to do any of the foregoing.  Since  the date  of  the Financial Statements  there  has  not  been  any  other  material occurrence,  event, incident, action, failure to act or transaction outside the

Ordinary Course  of  Business  involving  the Company.  The above (and anything else  in this Agreement) notwithstanding, the  Company  shall  dispose  of  its

Trivor subsidiary prior to the Closing.

     Section 3.10 Taxes.

     (a)   The  Company  has  duly and timely filed all Tax Returns that it was

required to file (taking into account  all  extensions).   All such Tax Returns

are true, complete and correct in all respects.  All Taxes owed  by the Company

(whether or not shown on any Tax Return) have been fully and timely  paid.  The

Company currently is not the beneficiary of any extension of time within  which to  file  any Tax Return.  There are no Security Interests on any of the assets of the Company  that  arose in connection with any failure (or alleged failure)

to pay any Tax.

     (b)   The Company  has  withheld  and paid all Taxes required to have been withheld and paid in connection with amounts  paid  or  owing  to any employee,

independent contractor, creditor, shareholder or other third party.

     (c)   The Company has not waived any statute of limitations  in respect of the assessment or collection of Taxes or agreed to any extension of  time  with respect to a Tax assessment or deficiency.

     (d)   No  claim has ever been made by a Taxing authority in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to Tax

in that jurisdiction.   There  is  not  currently  pending any dispute or claim

concerning any Tax Liability of the Company either claimed  or  raised  by  any

Taxing authority in writing or of which the Company has Knowledge.

    Section 3.11 Litigation.    There   is   no  action,  suit,  investigation,

arbitration  or  proceeding  pending  or,  to  the  Knowledge  of  the  Seller,

threatened against the Company, or any of its properties  or rights (including,

without limitation, no charge of patent and/or trademark infringement),  by  or before  any  Governmental  Entity,  or  any Basis in fact therefor known to the

Seller, against or involving the Company  or  any of its officers, directors or employees (in their capacity as such), assets, business or products, whether at law or in equity.  The Company is not subject to  any  outstanding  injunction,

judgment, order, decree, ruling or charge of any Governmental Entity.

    Section 3.12 Compliance  with  Laws.   The Company and its Affiliates  have

complied in all material respects with all applicable  laws  (including  rules,

regulations, codes, plans, injunctions, judgments, orders, decrees, rulings and charges  thereunder)  of  any  Governmental Entity relating to or affecting the operation, conduct or ownership  of  the Company's property or business, and no action,  suit, proceeding, hearing, investigation,  charge,  complaint,  claim,

demand or  notice  has  been  filed  or  commenced  or, to the Knowledge of the

Company, threatened against it alleging any failure so  to comply.  Neither the

Company  nor,  to the Knowledge of the Seller, any of the Company's  directors,

officers, consultants  or  employees (in their capacity as such), is in default in any material respect with  respect  to any order, writ, injunction or decree known to the Company or served upon the Company by any Governmental Entity.

    Section 3.13 Title to Property.  The  Company has good and marketable title to  all  of its properties and assets, both real  and  personal,  tangible  and intangible,  which  the  Company  purports  to  own  as reflected in the latest balance sheet included in the Financial Statements or  acquired  after the date thereof  (except  personal  property  disposed  of  in  the Ordinary Course  of

Business), free and clear of all Security Interests other  than  (a)  liens  of current  Taxes  not  yet  due  and  payable and (b) Security Interests securing obligations reflected in the Financial Statements.

    Section 3.14 Environmental Compliance.   (a) The Company has not generated,

used,  transported,  treated, stored, released or  disposed  of,  and  has  not suffered or permitted  anyone  else  to generate, use, transport, treat, store,

release or dispose of any Hazardous Substance in violation of any Environmental

Laws; (b) there has not been any generation,  use,  transportation,  treatment,

storage,  release  or  disposal  of any Hazardous Substance resulting from  the conduct of the Company or the use  of  any  property or facility by the Company or, to the Seller's Knowledge, any nearby or adjacent properties or facilities,

which  has  created  or could reasonably be expected  to  create  any  material

Liability on the part of the Company under the Environmental Laws or that would require reporting to or notification by the Company to any Governmental Entity;

and (c) any Hazardous  Substance handled or dealt with in any way in connection with the business of the Company, whether before or during the ownership by the

Company, has been and is  being  handled  or  dealt  with  in  all  respects in compliance  with  the  Environmental Laws in effect at the time such activities were being conducted, except where such violation, liability, failure to report or failure to comply would not have a Material Adverse Effect.

     Section 3.15 Contracts.    Schedule  3.15  contains  a  complete  list  or

description  of  all currently effective written  or  oral  contracts,  leases,

agreements, indentures,  undertakings,  arrangements or commitments (including,

without limitation, any collective bargaining  contract  or union agreement) of the Company, other than (i) purchase orders entered into in the Ordinary Course of  Business  and  (ii)  any  such  contracts, leases, agreements,  indentures,

undertakings, arrangements or commitments  that  (A) do not involve the receipt or  payment of more than $5,000 each, (B) do not involve  employment  or  labor matters  and (C) do not contain covenants restricting the Company from engaging in any line  of  business (all agreements, arrangements or commitments to which the  Company  is a party,  whether  or  not  listed  on  Schedule  3.15,  being hereinafter referred  to  as  "Company Contracts").  True and correct copies of all the Company Contracts listed  on  the  Disclosure  Schedule  have been made

available  to the Purchaser.  With respect to each Company Contract:   (1)  the

agreement is  legal,  valid,  binding, enforceable and in full force and effect against  the Company; (2) the agreement  will  continue  to  be  legal,  valid,

binding, enforceable and in full force and effect (in each case, as against the

Company and,  to  the  Knowledge  of  the Company, each other party thereto) on identical terms following the consummation  of  the  transactions  contemplated hereby; (3) neither the Company nor, to the Knowledge of the Company, any other party  thereto, is in breach or default in any material respect, and  no  event has occurred  which  with  notice  or lapse of time would constitute a material breach or default on the part of the  Company  and,  to  the  Knowledge  of the

Company,  any  other  party  thereto,  or  permit  termination, modification or acceleration,  under the agreement; and (4) neither the  Company  nor,  to  the

Knowledge of the  Seller,  any other party thereto has repudiated any provision of the agreement.  There are  no material Liabilities of the Company or, to the

Knowledge of the Seller, any other  party  to  any  of  the  Company  Contracts arising  from any breach of or default in any provision thereof, nor has  there occurred any  breach  or  default thereof by the Company which would permit the acceleration of any obligation  of  any  party  thereto  or  the  creation of a

Security  Interest  upon  any  material  asset  of  the Company.  There are  no negotiations  pending  or  in  progress to revise any material  terms  of  such

Company Contracts.

     Section 3.16 Employee Plans and Employees.

     (a)   Except as disclosed on  Schedule  3.16(a), the Company does not have and  is  not  obligated to contribute to, and has  not  sponsored,  maintained,

participated in,  or  contributed  to, (i) any "employee benefit plan," as such term is defined in Section 3(3) of ERISA, whether or not subject to ERISA; (ii)

any personnel policy; and (iii) any  other  employment,  consulting, collective

bargaining,   stock  option,  stock  bonus,  stock  purchase,  phantom   stock,

incentive,  bonus,  deferred  compensation,  retirement,  severance,  vacation,

dependent care,  employee  assistance,  fringe  benefit,  medical, dental, sick leave,  death benefit, golden parachute or other compensatory  plan,  contract,

policy or  arrangement  which  is  not  an  employee benefit plan as defined in

Section 3(3) of ERISA (each such plan, contract,  policy  and arrangement being herein referred to as an "Employee Plan").  True and complete copies of each of the Employee Plans have been delivered to the Purchaser.

     (b)   There are no, nor have there ever been, any ERISA  Affiliates.   The

Company  has  not  ever contributed to (or had an obligation to contribute to),

sponsored, participated in or had any liability with respect to a Multiemployer

Plan or any other plan subject to Title IV of ERISA.  The Company has performed all obligations required  to  be  performed  under, and is in compliance in all material respects with, the terms of each Employee  Plan  and  the requirements applicable  to  each  Employee  Plan  prescribed  by ERISA, the Code and  other applicable law.  No lawsuit, claim, audit or other  action  has  been asserted,

instituted, threatened or anticipated with respect to any Employee  Plan.   The

consummation  of  the transactions contemplated by this Agreement (either alone or in conjunction with  any  other  event) will not give rise to any liability,

including,   liability  for  severance  pay,   unemployment   compensation   or

termination pay  or  accelerate  the time of payment or vesting or increase the amount of compensation or benefits  due to any employee, officer or director of the Company (whether current, former, or retired) or their beneficiaries.

     (c)   Except as may be required  under  Section 4980(B) of the Code or any similar state law requiring continuation coverage with respect to health plans,

the Company does not maintain or contribute to  and is not obligated under, any plan, contract, policy or arrangement providing health,  death or other welfare benefits  (whether  or  not  insured) to current or former employees  or  other personnel beyond the termination  of  their employment or other services.  Each

Employee Plan by its terms may be unilaterally terminated and/or amended by the

Company at any time.

     (d)   Schedule 3.16(d) sets forth a list of the names and positions of all officers and directors of the Company,  and  of  each employee or consultant of the Company, and the salary, benefits and other compensation  paid  or provided to each such Person.  No such Person has furnished any notice of his  intention to,  and  to  the  Seller's Knowledge no such Person intends to, terminate  his relationship with the Company.

     (e)   Schedule 3.16(e) sets forth all outstanding loans and other advances

(other than travel advances  in  the  Ordinary  Course of Business which do not exceed  $1,000 per individual) made by the Company  to  any  of  its  officers,

directors, employees, shareholders or consultants.

     Section 3.17 Insurance  Policies.   Schedule 3.17  contains  a correct and

complete  description  of  all  insurance policies of the Company covering  the

Company, its business, employees,  agents  and  assets.  Each such policy is in full force and effect, all premiums with respect  to  such  insurance  policies have  been paid on a timely basis, and no notice of cancellation or termination has been received with respect to any such policy.

     Section 3.18 Records.  The Company has records that accurately and validly reflect  its transactions and  accounting  controls  reasonably  sufficient  to insure that  such  transactions  are  (a)  in all material respects executed in accordance  with its management's general or  specific  authorization  and  (b)

recorded in conformity with generally accepted accounting principles.

    Section 3.19 No Illegal or Improper Transactions.  Neither the Company nor,

to the Knowledge  of  the  Seller, any of its officers or directors, employees,

agents  or Affiliates, has offered,  paid  or  agreed  to  pay  to  any  Person

(including  any  governmental  official)  or  solicited,  received or agreed to receive from any such Person, directly or indirectly, any money  or anything of value  for  the  purpose  or  with  the  intent of (a) obtaining or maintaining business, (b) facilitating the purchase or  sale  of any product or service, or

(c) avoiding the imposition of any fine or penalty,  in  any  such  case in any manner  which is in violation of any applicable ordinance, regulation  or  law;

and to the  Knowledge  of  the  Seller,  there have been no false or fictitious entries made in the books or records of the Company.

    Section 3.20 Brokerage Fees.  Neither the Company nor any of its Affiliates

has retained any financial advisor, broker,  agent  or finder or paid or agreed to  pay  any  financial advisor, broker, agent or finder  on  account  of  this

Agreement or any  transaction  contemplated  hereby  or any transaction of like nature that would be required to be paid by the Company or the Purchasers.

     Section 3.21 Intellectual Property.

     (a)   The  Company  owns  or  has the right to use, pursuant  to  license,

sublicense, agreement or permission,  all  Intellectual  Property  used  in  or necessary  for  the  operation  of  the  business  of  the Company as presently conducted  and as presently proposed to be conducted.  Each  material  item  of

Intellectual Property is set forth on Schedule 3.21.  The Company has taken all necessary action  to  maintain  and  protect each material item of Intellectual

Property  that it owns or uses.  All personnel,  including  employees,  agents,

consultants  and  contractors,  who  have contributed to or participated in the development of the Company's Intellectual  Property  either (i) have been party to a "work-for-hire" arrangement or agreement with the  Company,  in accordance with  applicable  federal  or state law, that by its terms accords the  Company ownership of all intangible  and  intangible  property thereby arising, or (ii)

have executed appropriate instruments of assignment  in favor of the Company as assignee that by their terms convey to the Company ownership  of  all  tangible and intangible property thereby arising.

     (b)   The  Company  has  not infringed upon, misappropriated, or otherwise violated any Intellectual Property  rights  of  third  parties, and none of the

Company and the directors and officers (and employees with  responsibility  for

Intellectual  Property  matters)  of  the Company has ever received any charge,

complaint,   claim,   demand  or  notice  alleging   any   such   infringement,

misappropriation or violation  (including  any  claim  that  the  Company  must license  or  refrain  from  using any Intellectual Property rights of any third

party).   To the Knowledge of  the  Seller,  no  Person  has  interfered  with,

infringed upon, misappropriated or otherwise violated any Intellectual Property rights of the Company.

     Section 3.22 Licenses.  The Company has all material licenses, permits and other governmental certificates, authorizations and approvals required by every federal, state, local and foreign  Governmental  Entity  for the conduct of its business  and  the  use  of  its  properties  as presently conducted  or  used,

including without limitation any federal, state,  local or foreign law relating to  public  health  and  safety, or employee health and  safety  (collectively,

"Company Licenses").  Schedule  3.22  contains  a true and complete list of the

Company Licenses.  All of the Company Licenses are  in full force and effect in all material respects and no action or claim is pending  nor,  to the Knowledge of  the  Seller,  is threatened to revoke or terminate any Company  License  or declare any Company  License  invalid in any material respect.  The Company has taken all necessary action to maintain such Company Licenses.

     Section 3.23 Registration Rights.  The Company is not under any obligation to  register  under  the  Securities  Act  any  of  its  currently  outstanding securities nor any of its securities which may hereafter be issued.

     Section 3.24 No Misleading Statements.  No  information furnished by or on behalf  of  the Company to the Purchaser contains any  untrue  statement  of  a material fact  or  omits  to  state  a  material  fact  necessary  to make such statement,  in  the  light  of  the circumstances under which it was made,  not misleading.  All written information, in whatever form, furnished by the Seller or  the Company to the Purchaser was  true  and  correct  as  of  the  date  so furnished  and,  except  as  the accuracy thereof is affected by the passage of time, remains true and correct in all material respects as of the date hereof.

                                  ARTICLE IV

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser represents and warrants to the Company that:

    Section 4.1 Existence and Authority.  The Purchaser has all requisite power and authority to own his assets  and  has  all requisite power and authority to execute, deliver and perform his obligations under this Agreement.

    Section 4.2 Authorization; No Contravention.   The  execution, delivery and

performance  by  the  Purchaser of this Agreement and the consummation  of  the transactions contemplated  hereby,  including, without limitation, the issuance of the Shares:  (a) is within the Purchaser's  power and authority and has been duly authorized by all necessary action on the part  of  the Purchaser; and (b)

will  not  violate,  conflict  with  or  result  in  any  material   breach  or

contravention  of (i) any contractual obligation of the Purchaser, or (ii)  any law, statute, rule,  regulation,  order  or decree applicable to the Purchaser,

provided the registration statement for the Shares is declared effective by the

SEC.

    Section 4.3 Binding Effect.  This Agreement  has  been  duly  executed  and delivered by the Purchaser, and this Agreement constitutes the legal, valid and binding  obligation of the Purchaser, enforceable against it in accordance with its terms,  except  as  enforceability may be limited by applicable bankruptcy,

insolvency, or similar laws  affecting  the  enforcement  of  creditors' rights generally or by equitable principles relating to enforceability.

                                   ARTICLE V

                                INDEMNIFICATION

     Section 5.1 Indemnification  by the Seller.  Subject to Section  5.3,  the

Seller shall indemnify the Purchaser and  hold the Purchaser harmless after the

Closing  from  and against and in respect of  any  losses,  damages,  expenses,

liabilities, claims,  assessments and judgments (including reasonable costs and attorneys' fees and other  expenses arising out of any claim, or the defense or

investigation  thereof,  made   with   respect   to   any   of  the  foregoing)

(collectively,  the  "Indemnifiable  Expenses")  incurred  or suffered  by  the

Purchaser, arising out of, based upon or resulting from any  breach  by them or the Company of their or the Company's representations, warranties and covenants contained  in  this  Agreement  (without  regard  to any materiality qualifier,

including   any   Material   Adverse  Effect  qualifier,  contained   in   such

representation or warranty).

     Section 5.2 Indemnification by the Purchaser.  Subject to Section 5.3, the

Purchaser shall indemnify the Company  and  hold the Company harmless after the

Closing from and against and in respect of any  Indemnifiable Expenses incurred or suffered by the Company, arising out of, based  upon  or  resulting from any breach  by  the  Purchaser  of the Purchaser's representations, warranties  and covenants contained in this Agreement.

     Section 5.3 Limitations.   Neither the  Purchaser nor the Company shall be

entitled to make any claim for indemnification under Section 5.1 or Section 5.2 with respect to the breach of any representation  and warranty contained herein after  the  date on which such representation and warranty  ceases  to  survive pursuant to Section  5.6.  Neither the Purchaser nor the Company shall make any claim for indemnification  until  the  aggregate  amounts of such Indemnifiable

Expenses exceeds $5,000, in which case the Purchaser  or  the  Company,  as the case  may  be, may claim indemnification for the full amount due.  At such time as either the Company or the Purchaser seeks to recover Indemnifiable Expenses,

the  parties  seeking  indemnification  shall  provide  the  other  party  with

information   regarding   the   Indemnifiable   Expenses,   including,  without

limitation,  reasonable  detail  regarding  the  nature  of  the  Indemnifiable

Expenses  and  the  amount, or an estimate of the amount, of such Indemnifiable

Expenses.  The Company  and  the  Purchaser  agree  that  in no event shall the

Purchaser's liability under this Article V exceed the Purchase  Price  paid  by

Purchaser.

     Section 5.4 Notice  and   Defense  of  Claims.   Each  party  entitled  to

indemnification under this Article  V  (the  "Indemnified  Party")  shall  give

written   notice   to  the  party  required  to  provide  indemnification  (the

"Indemnifying  Party")   promptly  after  such  Indemnified  Party  has  actual

knowledge of any claim as  to  which indemnity may be sought, and, in the event of any claim or demand asserted  against an Indemnified Party by a third party,

shall permit the Indemnifying Party  to assume the defense of any such claim or any litigation resulting therefrom, provided  that counsel for the Indemnifying

Party, who shall conduct the defense of such claim  or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld, conditioned or delayed), and  the  Indemnified  Party may  participate  in such defense at such party's expense, and provided further that the failure of  any  Indemnified  Party  to give notice as provided herein shall not relieve the Indemnifying Party of its  obligations under this Article

V unless such failure to give notice materially adversely  affected the ability of the Indemnifying Party to defend such claim.  The Indemnifying Party, in the defense  of  any  such  claim or litigation, shall not, except with  the  prior

written  consent  of  the  Indemnified   Party  (which  consent  shall  not  be

unreasonably  withheld,  conditioned  or delayed),  consent  to  entry  of  any

judgment  or  enter  into  any  settlement  which   does   not  include  as  an

unconditional  term  thereof  the  giving by the claimant or plaintiff  to  the

Indemnified Party of a release from  all  liability in respect of such claim or

litigation.   The Indemnified Party shall furnish  such  information  regarding itself or the claim  in  question  as  the  Indemnifying  Party  may reasonably request  in  writing  and  as  shall be reasonably required in connection  with

defense  of such claim and litigation  resulting  therefrom.   The  Indemnified

Party shall  not,  except  with  the  prior written consent of the Indemnifying

Party, consent to the entry of any judgment  or  enter into any settlement with respect  to  such claim or litigation.  The Indemnifying  Party  shall  not  be liable for any judgment or settlement effected without the Indemnifying Party's prior written consent.

     Section 5.5 Non-Exclusive Remedy. Indemnification pursuant to this Article

V shall not preclude  the  Purchaser  or  the Company from exercising any other remedies it may have.

     Section 5.6 Survival   of    Representations    and    Warranties.     All

representations and warranties contained  in  this  Agreement shall survive the

Closing and shall remain in full force and effect until  the  expiration of two years  from  the  Closing Date regardless of any investigation made  by  or  on behalf of any party  hereto,  except  that  the  representations and warranties contained in Section 3.4 relating to the Company's shares shall survive as long as any of such shares are owned by the Purchaser and  the  representations  and warranties  contained  in  Section  3.10,  Section 3.16(a), Section 3.16(b) and

Section  3.16(c)  shall  survive until 90 days  after  the  expiration  of  the applicable statute of limitations.

                                  ARTICLE VI

                                 MISCELLANEOUS

     Section 6.1 Effect of  Due Diligence.  No investigation by or on behalf of the  Purchaser or any of its members  or  representatives  into  the  business,

operations,  prospects,  assets  or  condition  (financial or otherwise) of the

Company  shall  diminish  in  any  way  the  effect of any  representations  or warranties  made  by the Seller herein or shall  relieve  the  Company  or  the

Sellers of any of its or their obligations under this Agreement.

     Section 6.2 Successors and  Assigns.   This  Agreement  will  inure to the

benefit  of  and  be  binding  upon  the  parties  hereto  and their respective

successors  and  permitted  assigns.   Neither this Agreement nor  any  of  the

rights, interests or obligations hereunder  shall  be  assigned  by  any of the parties hereto without the prior written consent of the other parties hereto.

    Section 6.3 Entire Agreement.  This Agreement contains the entire agreement among the parties hereto with respect to the transactions contemplated  hereby,

and   controls   and   supersedes   any  prior  understandings,  agreements  or

representations by or among the parties, written or oral, which conflicts with,

or may have related to, the subject matter hereof in any way.

     Section 6.4 Notices.  All notices or  other communications hereunder shall be  in  writing  and  shall  be deemed to have been  duly  given  if  delivered personally or sent by telefax,  by  recognized  overnight  courier  marked  for overnight  delivery,  or  by  registered  or  certified  mail, postage prepaid,

addressed as follows:

     (a)   If to the Purchaser, to Viropro Inc., 3163 Kennedy Boulevard, Jersey

City,  NJ  07306, Attention: Richard Verdiramo, with a copy  (which  shall  not constitute notice)  to: Law Offices of Irving Rothstein, 1060 East 23rd Street,

Brooklyn, NY 11210, Attention:  Irving Rothstein, Esq., or such other addresses as shall be furnished by like notice by such party.

     (b)   If to the Company or the  Seller,  to Central Network Communications

Inc., 1010 Ste-Catherine Street, West, Suite 500,  Montreal (Quebec) Canada H3B

1G4, Attention Robert Egery, with a copy (which shall not constitute notice) to

Law Offices of Leonard Tannenbaum, 203 Place d'Youville,  Suite  100,  Montreal

(Quebec)  Canada  H2Y  2B3,  Attention: Leonard Tannenbaum, Esq., or such other addresses as shall be furnished by like notice by such party.

     All such notices and communications  shall,  when  telefaxed  (immediately thereafter confirmed by telephone), be effective when telefaxed, or  if sent by nationally recognized overnight courier service, be effective one Business  Day after  the same has been delivered to such courier service marked for overnight delivery, or, if mailed, be effective when received.

     Section 6.5 Applicable  Law  and Jurisdiction.   This  Agreement  shall be

governed  by, and construed in accordance with, the internal laws of the  State of New York,  without  reference  to  or  application  of any conflicts of laws principles.  Any dispute arising under this Agreement shall  be heard solely in the federal or state courts located in Southern District of New York.

     Section 6.6Counterparts.  This Agreement may be executed  in  one  or more counterparts,  each  of  which  shall  be  deemed an original, but all of which together shall constitute one and the same agreement.

    Section 6.7 Amendments.  This Agreement may not be amended or modified, and no provisions hereof (other than the Closing  deliveries  set  forth in Section

2.3 hereof) may be waived, without the mutual written consent of the parties.

     Section 6.8 Expenses.  Each  party  hereto  shall each bear all  of  their respective expenses, including attorneys' fees, in connection with preparation,

execution and negotiation of this Agreement and the  transactions  contemplated hereby.

     Section 6.9 Headings.   The  headings  used  in  this  Agreement  are  for

convenience only and are not to be considered in construing or interpreting any term or provision of this Agreement.

     Section 6.10 Severability.  Whenever  possible,  each  provision  of  this

Agreement  shall  be interpreted in such manner so as to be effective and valid under applicable law,  but  if  any  provision  of this Agreement is held to be invalid, illegal or unenforceable in any respect  under  any  applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not  affect any other provision of this Agreement.  If any provision  contained in this  Agreement  is  determined  to  be invalid, illegal or unenforceable as written,  a court of competent jurisdiction  shall,  at  any  party's  request,

reform the  terms  of  this  Agreement  to  the  extent necessary to cause such otherwise invalid provisions to be enforceable under applicable law.

            [The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day, month and year first written above.

VIRIPRO INC.

By:

Name: Richard Lee

Title: President & CEO

CENTRAL NETWORK COMMUNICATIONS INC.

By:

Name: Robert Egery

Title: President